THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND HAS BEEN ISSUED IN RELIANCE UPON REGULATION D PROMULGATED UNDER THE SECURITIES ACT. THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE WARRANT IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THIS WARRANT MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE WARRANT, WHICH OPINION AND WHICH COUNSEL SHALL BE SATISFACTORY TO THE COMPANY IN ITS SOLE DISCRETION.


                           COMMON STOCK PURCHASE WARRANT A

No. __

                    To Purchase ______ Shares of Common Stock of

                             DYNATEC INTERNATIONAL, INC.

     THIS CERTIFIES that, for value received, ___________________ (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and on or prior
to April    , 2001 (the "Termination Date") but not thereafter, to subscribe for and purchase from DYNATEC INTERNATIONAL, INC., a Utah corporation (the
"Company"),                                      (       ) shares of Common
Stock (the "Warrant Shares"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be equal to one hundred (100%) percent of the closing bid price of the Common Stock on the NASDAQ Small Cap Stock Market on the Trading Day immediately preceding the Closing Date for the $1,500,000 Convertible Debentures, as defined in the Convertible Debenture and Private Equity Line Of Credit Agreement (the "Agreement") between the Company and Investor and is subject to its terms. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Agreement. In the event of any conflict between the terms of this Warrant and the Agreement, the Agreement shall control.

     1. TITLE OF WARRANT. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     2. AUTHORIZATION OF SHARES. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3. EXERCISE OF WARRANT. Exercise of the purchase rights represented by this Warrant may be made at any time or times, in whole, before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in paragraph 11 below, by the surrender of this Warrant and the Subscription Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within five business days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price of the shares may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of shares being purchased.

     4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

     5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; PROVIDED, HOWEVER, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and PROVIDED FURTHER, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     6. CLOSING OF BOOKS. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

     7. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. If, however, at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

     8. ASSIGNMENT AND TRANSFER OF WARRANT. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); PROVIDED, HOWEVER, that this Warrant may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act, or (ii) in a transaction pursuant to an exemption, if available, from such registration and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the holder of this Warrant to the effect that the transaction is so exempt.

     9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

     10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     11.  EFFECT OF CERTAIN EVENTS.

          (a) If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its shareholders consists solely of cash, the Company shall give the holder of this Warrant thirty (30) days' notice of the proposed effective date of the transaction specifying that the Warrant shall terminate if the Warrant has not been exercised by the effective date of the transaction.

          (b) In case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its shareholders consists in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Warrant been exercised immediately prior thereto.

          (c)  REGISTRATION RIGHTS.     The holder of this Warrant shall be
granted registration rights for the Warrant Shares pursuant to a Registration
Rights Agreement dated May      , 1998.

     12. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

     In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     13. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may, at any time during the term of this Warrant, reduce the then current Exchange Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

     14. NOTICE OF ADJUSTMENT. Whenever the number of Warrant shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth computation by which such adjustment was made.
Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

     15. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the NASDAQ Small Cap Stock Market or any domestic securities exchange upon which the Common Stock may be listed.

     16.  MISCELLANEOUS.

               (a) ISSUE DATE; JURISDICTION. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws and jurisdictions of New York and for all purposes shall be construed in accordance with and governed by the laws of said state without regard to its conflict of law, principles or rules and be subject to the arbitration provisions as set forth in the Agreement, except for matters arising under the Act, without reference to principles of conflicts of law.
Each party consents to the jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York or the state courts of the State of New York sitting in Manhattan in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Warrant obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Warrant irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

          (b) RESTRICTIONS. The holder hereof acknowledges that the Common Stock acquired upon the exercise of this Warrant, if not registered, may have restrictions upon its resale imposed by state and federal securities laws.

          (c) MODIFICATION AND WAIVER. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

          (d) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holders hereof of the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant A to be executed by its officers thereunto duly authorized.

Dated:  May        , 1998

                                        DYNATEC INTERNATIONAL, INC.



                                        By
                                           ---------------------------------
                                             Name:     Donald M. Wood
                                             Title:    Chief Executive Officer

                                 NOTICE OF EXERCISE


To:  DYNATEC INTERNATIONAL, INC.
(1) The undersigned hereby elects to purchase ________ shares of Common Stock of DYNATEC INTERNATIONAL, INC. pursuant to the terms of the attached Warrant A, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.
(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                                      (Name)
                         -----------------------------

                         -----------------------------------
                         (Address)
                                  --------------------------


Dated:
                              Signature
------------------------------

                                   ASSIGNMENT FORM

                      (To assign the foregoing warrant, execute this form and supply required information.
                    Do not use this form to exercise the warrant.)



          FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is
-----------------------------------------------
                                                               .
---------------------------------------------------------------

---------------------------------------------------------------

                                         Dated:                ,
                                                 --------------

               Holder's Signature:
                                   ------------------------------
               Holder's Address:
                                   ------------------------------

                                   ------------------------------



Signature Guaranteed:
                       ----------------------------------------



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.